UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 12, 2015

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

One Towne Square, Suite 550 Southfield, MI	48076
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(248)-727-1800

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This current report on Form 8-K/A (the “Amendment”) amends the current report on Form 8-K dated June 12, 2015 filed by Metaldyne Performance Group Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 16, 2015 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2015 Annual Meeting of Shareholders held on June 12, 2015 (the “2015 Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future stockholder advisory votes to approve the compensation of the Company’s named executive officers (“say on pay”). No other changes have been made to the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

As previously reported in the Original Form 8-K, in a non-binding advisory vote on the frequency of future say on pay votes held at the 2015 Annual Meeting, a majority of the votes were in favor of holding future say on pay votes every three years. The Company has considered the outcome of this advisory vote and has determined that the Company will hold future say on pay votes every three years until the occurrence of the next advisory vote on the frequency of say on pay votes which is required to occur no later than the Company’s 2021 Annual Meeting of Stockholders.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METALDYNE PERFORMANCE GROUP INC.
(Registrant)

Date: November 2, 2015
By:	/s/ Mark Blaufuss
Mark Blaufuss
Chief Financial Officer